EXECUTION COPY

FOURTH AMENDMENT TO THE
BENEFIT RESTORATION PENSION PLAN OF AVON PRODUCTS, INC.
This FOURTH AMENDMENT is made to the Benefit Restoration Pension Plan of Avon Products, Inc. as it was amended and restated as of January 1, 2009, and as it has been amended from time to time thereafter (the “Plan”), by AVON PRODUCTS, INC., a corporation duly organized and existing under the laws of the State of New York (the “Company”).
INTRODUCTION
In connection with the transfer of its North America business to New Avon LLC (“New Avon”), effective as of March 1, 2016, the Company wishes to amend the Plan to: (1) reflect the cessation of eligibility to participate in, participation in and, to the extent then applicable, any future benefit accruals under the Plan by certain employees of the Company’s North America business and former employees of the Company; and (2) provide for the transfer of all liabilities, benefits and obligations under the Plan with respect to such employees and former employees to a new benefits restoration plan established by New Avon.
AMENDMENTS
NOW THEREFORE, the Company hereby amends the Plan, effective as of 12:00 a.m. on March 1, 2016, as follows:
1.A new last paragraph is added to the Introduction of the Plan to read as follows:
“In connection with the transfer of its North America business to New Avon LLC (“New Avon”), effective as of 12:00 a.m. on March 1, 2016, the Plan was amended to: (1) reflect the cessation of eligibility to participate in, participation in and, to the extent then applicable, any future benefit accruals under the Plan by certain employees of the Company’s North American business and former employees of the Company; and (2) provide for the transfer of all liabilities, benefits and obligations under the Plan with respect to such employees and former employees from the Plan to a new benefits restoration plan established by New Avon.”
2.    A new ARTICLE 6 is added to the Plan to read as follows:
“ARTICLE 6
SALE OF NORTH AMERICA BUSINESS
Notwithstanding any other provision of this Plan to the contrary, in accordance with the Separation and Investment Agreement, effective as of 12:00 a.m. on March 1, 2016 (the “Plan Spin-Off Date”):
6.1    New Avon LLC Benefits Restoration Plan. In connection with the transfer of the Company’s North America business to New Avon:

(1)
each Transferred Employee shall cease to be eligible to participate in this Plan and shall instead become eligible to participate in the New Avon Plan, subject to and in accordance with the terms thereof;

(2)	each Transferred Member shall cease to be a Member of this Plan and shall instead become a Member of the New Avon Plan, subject to and in accordance with the terms thereof;

(3)
each Transferred Member who is otherwise eligible to accrue any benefits under this Plan immediately prior to the Plan Spin-Off Date shall cease to accrue benefits under this Plan and shall instead accrue benefits under the New Avon Plan, subject to and in accordance with the terms thereof;

(4)
all undistributed accrued benefits under this Plan, and all liabilities and obligations associated therewith, on behalf of the Transferred Members shall be transferred from this Plan to the New Avon Plan; and

(5)
neither the Company nor any of its affiliates (other than New Avon and any of its subsidiaries) or this Plan shall have further liabilities or obligations under this Plan to any Transferred Employee or Transferred Member.

6.2    Definitions. For purposes of this Article 6, the following definitions shall have the following meanings:

(1)
“Transferred Employee” shall mean each Employee of the Company (a) who is eligible to participate in this Plan but is not a Member of this Plan immediately prior to the Plan Spin-Off Date, and (b) who is or is intended to be a Transferred Employee (as defined in the Separation and Investment Agreement);

(2)
“Transferred Member” shall mean Member of this Plan immediately prior to the Plan Spin-Off Date who is or who is intended to be a Transferred Employee or Former Employee (in each case, as defined in the Separation and Investment Agreement);

(3)	“New Avon” shall mean New Avon LLC, a Delaware limited liability company;

(4)	“New Avon Plan” shall mean the New Avon LLC Benefits Restoration Plan; and

(5)	“Separation and Investment Agreement” shall mean the Separation and Investment Agreement, dated as of December 17, 2015, among the Company, New Avon (f/k/a C-A NA LLC), and Cleveland NA Investor LLC.”
Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Fourth Amendment.
[Signature on next page]

IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to the Plan to be executed on the date set forth below.
AVON PRODUCTS, INC.

Dated: _______________, 2016	By:
Name:
Title:

CPAM: 8858670.4